UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2014

Explanatory Note

This amended and restated Annual Report (originally filed with the SEC on Form N-CSR on October 31, 2014) revises information with respect to the aggregate non-audit fees under Item 4(g).

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	August 31, 2014

Global Tax-Aware Equity Portfolios
Enhanced Dividend Global Equity Portfolio
Tax-Advantaged Global Equity Portfolio

Goldman Sachs Global Tax-Aware Equity Portfolios

■	ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

■	TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Market Review	3

Portfolio Management Discussion and Performance Summaries	7

Index Definitions	22

Schedules of Investments	23

Financial Statements	27

Financial Highlights	30

Notes to Financial Statements	34

Report of Independent Registered Public Accounting Firm	48

Other Information	49

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Portfolios. For additional information concerning the risks applicable to the Portfolios, please see the Portfolios’ Prospectus.

The Goldman Sachs Enhanced Dividend Global Equity Portfolio invests primarily in affiliated domestic and international equity and fixed income funds (“underlying funds”). The Portfolio will also invest directly in other securities, including exchange-traded funds, which may be denominated in currencies other than the U.S. dollar. The Portfolio is intended for investors who want current income. The Portfolio expects to invest primarily in underlying equity funds and equity securities with a blend of domestic large cap, small cap and international exposure, and expects to invest a relatively significant percentage of this equity allocation in the Goldman Sachs U.S. Equity Dividend and Premium and Goldman Sachs International Equity Dividend and Premium Funds, which have an emphasis on dividend paying stocks. In addition, the Portfolio will have a small strategic allocation in U.S. investment grade bonds, which may consist of an investment in the Goldman Sachs Core Fixed Income Fund or other fixed income securities. The Portfolio may also engage in short selling. A short sale transaction involves the sale of a borrowed security to a third party, with the understanding that the security must later be returned to the lender. Short sales involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss.

The Portfolio is subject to the risk factors of each underlying fund and the securities that it holds directly, which include prepayment, credit, liquidity and interest rate risk; the price fluctuations of U.S. government securities in response to changes in interest rates and inflation; the volatility of investments in the markets; and political, economic and currency risks of non-U.S. investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. From time to time, the underlying funds in which the Portfolio invests may change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests in stocks and bonds.

The Goldman Sachs Tax-Advantaged Global Equity Portfolio invests primarily in affiliated domestic and international equity and fixed income funds (“underlying funds”). The Portfolio will also invest directly in other securities, including exchange-traded funds, which may be denominated in currencies other than the U.S. dollar. The Portfolio is intended for investors who wish to minimize short-term gains and defer long-term gains. The Portfolio expects to invest primarily in underlying equity funds and equity securities with a blend of domestic large cap, small cap and international exposure, and expects to invest a relatively significant percentage of this equity allocation in the Goldman Sachs U.S. Tax-Managed Equity and Goldman Sachs International Tax-Managed Equity Funds. In addition, the Portfolio will have a small strategic allocation in U.S. investment grade bonds, which may consist of an investment in the Goldman Sachs Core Fixed Income Fund or other fixed income securities. The Portfolio may also engage in short selling. A short sale transaction involves the sale of a borrowed security to a third party, with the understanding that the security must later be returned to the lender. Short sales involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss. The Portfolio strives to achieve returns primarily in the form of price appreciation and may use different strategies in seeking tax efficiency. No assurance can be offered that the Portfolio’s tax-managed strategies will reduce the amount of taxable income and capital gains distributed by the Portfolio to shareholders.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

The Portfolio is subject to the risk factors of each underlying fund and the securities that it holds directly, which include prepayment, credit, liquidity and interest rate risk; the price fluctuations of U.S. government securities in response to changes in interest rates and inflation; the volatility of investments in the markets; and political, economic and currency risks of non-U.S. investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. From time to time, the underlying funds in which the Portfolio invests may change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests directly in stocks and bonds.

MARKET REVIEW

Goldman Sachs Global Tax-Aware Equity Portfolios

Investment Strategy

The Portfolios invest in a strategic mix of Underlying Funds and other securities with the goal of achieving long-term growth of capital (both Portfolios) and current income (Goldman Sachs Enhanced Dividend Global Equity Portfolio only). Under normal conditions, at least 80% of the Portfolios’ total assets measured at the time of purchase will be allocated among the Underlying Funds that currently exist or that may become available for investment in the future for which Goldman Sachs Asset Management (“GSAM”) or an affiliate, now or in the future, acts as investment adviser or principal underwriter. Some of the Underlying Funds invest primarily in fixed income or money market instruments and other Underlying Funds invest primarily in equity securities. The Portfolios may also invest directly in other securities or instruments, including unaffiliated exchange-traded funds and derivatives, and can use these investments for implementing tactical tilts. Under normal circumstances, each of the Portfolios also has a small strategic allocation to U.S. investment grade corporate bonds, which is used to help fund the tactical tilts.

Market Review

Economic conditions and monetary policies of global central banks drove the performance of the global equity and fixed income markets during the 12 months ended August 31, 2014 (the “Reporting Period”).

U.S. Equity Markets

Overall, U.S. equities advanced during the Reporting Period, with the Standard & Poor’s 500® Index (the “S&P 500 Index”) ending the Reporting Period with a return of 25.25%.

From September through December 2013, the U.S. equity market enjoyed four consecutive months of gains. The S&P 500 Index made record highs in December 2013, as the U.S. Federal Reserve (the “Fed”) ended seven months of speculation and announced it would finally begin tapering its asset purchases, signaling confidence in the U.S. economy. Days later, the U.S. revised upward its Gross Domestic Product (“GDP”) growth estimate for the third quarter of 2013 to an annualized pace of 4.1%, the fastest rate in two years. Importantly, stronger consumption accounted for most of the upward revision.

U.S. equities stumbled in January 2014 on renewed concerns about a variety of issues in the growth and emerging markets, including lower manufacturing activity in China. However, U.S. equities snapped back in February 2014. Indeed, the S&P 500 Index made a fresh high in February 2014, as merger and acquisition activity picked up and corporate earnings announcements reflected top-line growth. Underlying economic activity during the first quarter of 2014 was mixed, though severe winter weather seemed partially to blame. A downward revision of fourth quarter 2013 GDP to an annualized rate of 2.4% from 3.2% indicated the consumer was resilient but not quite as strong as previously thought.

U.S. equities continued to make fresh highs through the second quarter of 2014 amidst notably low volatility despite mixed economic data. First quarter 2014 GDP was revised down to a contraction of 2.9%, largely due to disruption from severe winter weather. However, other indicators suggested the economy was improving. U.S. non-farm payrolls, for example, added 217,000 jobs in May 2014, and the national manufacturing Purchasing Managers Index (“PMI”) rose to 56.4 from 55.4 in April 2014, showing the strongest reading in the preceding

MARKET REVIEW

three months. Furthermore, the initial second quarter 2014 GDP report showed a 4.0% gain, which more than negated the first calendar quarter’s decline.

July 2014 was another good month for U.S. equities — until the last day. The S&P 500 Index declined 2.0%, the worst performance since April 2014. However, U.S. equities resumed their gains during August 2014, with the S&P 500 Index closing the month and the Reporting Period at an all-time high. Fundamentals helped support the U.S. equity market, especially earnings, which generally came in ahead of estimates. Also, the second update for U.S. second quarter GDP increased the rate to 4.2%, annualized from 4.0%.

International Equity Markets

The MSCI EAFE (Europe, Australasia, Far East) Index (“MSCI EAFE Index”) returned 16.43% during the Reporting Period. The majority of the gains came in the first half of the Reporting Period when stock markets in Japan and Europe made fresh highs as late as December 2013. Japan’s Nikkei 225 closed 2013 at a six-year high, as the market reflected optimism about Prime Minister Shinzo Abe’s bold reforms and big stimulus. Germany’s Xetra Dax also reached a new high in December 2013, as European markets continued to benefit from the European Central Bank’s (“ECB”) commitment to easy monetary policy and as economic growth returned to the region.

In January 2014, international developed equity markets weakened, with concerns — especially about the Asia ex-Japan region — weighing on stock prices. After rebounding in February 2014, international developed equity markets performance was muted for the rest of the Reporting Period. Overall, economic data was mixed. The Eurozone economy appeared to improve, growing at a stronger than expected annualized rate of 0.5% in the fourth quarter of 2013, and the European Commission raised its estimates for GDP growth to 1.2% in 2014 and 1.8% in 2015. However, in early 2014, economic growth appeared to stall, with disappointing European PMI data and a drop in the German Ifo Business Climate Index (a survey of German business confidence). Deflation also remained an immediate concern. In addition, many corporate earnings reports and conservative guidance from management teams prompted downward revisions to estimates. In contrast, U.K. economic data — especially unemployment — improved, and markets began to anticipate that the Bank of England (“BoE”) might raise interest rates by the end of 2014. The Japanese equity market rallied back later in the Reporting Period after a weak start to 2014 in anticipation of Japan’s consumption tax hike that took effect April 1, 2014. Inflation continued to trend higher, and market sentiment improved as Prime Minister Abe revealed more details regarding corporate reform.

Fixed Income Markets

Market volatility drove global bond yields higher early in the Reporting Period on continued uncertainty over Fed policy, including speculation about who would replace Fed Chair Bernanke, and the risk of a military intervention in Syria. Interest rates rose and spread, or non-U.S. Treasury, sectors rallied on the Fed’s surprise decision at its September 2013 meeting to not yet start reducing asset purchases. The central bank cited insufficient economic conditions and concerns about fiscal tightening. Global economic growth momentum showed improvement, the Eurozone emerged from recession, and China’s economy stabilized on increased investment.

The economic and market forecasts presented herein are for informational purposes as of the date of this report. There can be no assurance that the forecasts will be achieved. Please see additional disclosures at the end of this report.

MARKET REVIEW

At the beginning of October 2013, a political stalemate over U.S. federal government funding led to a 16-day partial federal government shutdown. On October 16th, lawmakers reached a last-minute deal to extend the government’s borrowing authority and the U.S. narrowly avoided a default. Also in October, Janet Yellen, a relatively dovish choice, was nominated to succeed Bernanke as Fed Chair in 2014. Global bond yields increased in the fourth calendar quarter overall on improving economic data and, in December 2013, on the Fed’s decision to begin trimming its asset purchases. The Fed announced that starting in January 2014, it would reduce its monthly purchases of U.S. Treasury securities and mortgage-backed securities by $5 billion each.

In the first quarter of 2014, longer-term global bond yields fell on concerns about growth in the emerging markets and the condition of China’s banking system as well as on unusually cold weather and disappointing economic data in the U.S. However, U.S. Treasury yields rose toward the end of the first calendar quarter when, following the Fed’s March 2014 meeting, the Fed’s rates projections provided a slightly more abbreviated calendar for policy tightening and its language regarding the 6.5% unemployment threshold as a condition for raising rates was dropped. With respect to tapering asset purchases, the Fed maintained its pace of reduction that began in January 2014 through the end of the Reporting Period. In the Eurozone, the ECB restated its accommodative bias, dwelling less on recent positive economic data and more on potential downside risks to growth and inflation. Although the global manufacturing PMI dipped, it remained in solidly expansionary territory — led by continued strong activity in the U.S. and U.K. — with the notable exception of China, where production contracted by the sharpest degree since November 2011.

During the second calendar quarter, longer-term global bond yields resumed their decline and spread sectors rallied. Although the U.S. announced first quarter 2014 GDP growth had declined, indicating an economic contraction, second calendar quarter data releases, such as auto sales, jobless claims and manufacturing activity, suggested a rebound was underway. This supported the view of some market participants that the first quarter 2014 contraction might have been due to inclement winter weather and that economic growth could accelerate in the second calendar quarter. In the Eurozone, during June 2014, the ECB cut interest rates by 10 basis points, moving the deposit rate into negative territory for the first time in history. The ECB also announced it would be implementing additional liquidity measures targeted at stimulating lending. Meanwhile, the June 2014 global manufacturing PMI hit a four-month high, with the U.S. and the U.K. experiencing some of the largest manufacturing output growth.

In July 2014, core European government bond yields generally fell, while U.S. Treasury yields rose modestly. U.S. economic data was mixed, with labor and manufacturing indicators continuing to improve and housing data showing signs of weakening. In the U.K., economic growth continued at a brisk pace, broadly in line with market expectations. During August 2014, core government bond yields dropped. Eurozone GDP came in below expectations with Italy, France and Germany surprising to the downside. In the U.S., Treasury yields fell despite the release of positive durable goods orders and manufacturing data. The decline in yields may have reflected market concern about increased geopolitical risk in Ukraine and the Middle East. Fed comments suggested a modest shift in tone towards policy tightening. In the U.K., growth data continued to indicate strong economic momentum.

However, heightened concerns about European economic growth appeared to decrease the likelihood of a rate hike by the Bank of England in the near-term.

MARKET REVIEW

Looking Ahead

In our view, economic data and financial markets have settled into a period of low volatility, lending more support to the global hunt for yield as the major central banks continue to keep official rates close to zero. However, we believe monetary policy, inflation and growth outlooks are diverging across developed economies. In the U.S. and U.K., we believe economic growth has moved into a sustainable expansion phase, while the Eurozone and Japan may be falling further behind. Inflation is surprisingly low, in our view, with Eurozone inflation well below target. However, Japan’s efforts to fuel inflation appear to be having some success. As economic growth outlooks diverge, we believe interest rates are likely to rise in most major economies, with the Eurozone being the main exception. We believe central banks may need to step up their actions to have the desired impact, which could unsettle markets. In our opinion, the Fed may likely increase short-term interest rates sooner, and possibly faster, than policymakers and markets expect. The ECB, which is expanding its monetary easing through purchases of asset-backed securities, may yet turn to quantitative easing through sovereign government bond buying.

In the near term, we believe the divergence in macroeconomic conditions could stir volatility, which is likely, in our view, to weigh on government bonds. However, we believe economic growth and strong corporate fundamentals should support the corporate credit sector. Equity performance has been strong in many markets, nudging valuations higher to roughly historical average levels. That said, equity risk premiums are still above average, suggesting that equities may look attractive relative to other assets. We believe that companies are also starting to invest for growth, notably through mergers and acquisitions, and corporate earnings are increasing, even if not as fast as expected. Furthermore, correlations and volatility have fallen from elevated levels during the global financial crisis.

PORTFOLIO RESULTS

Goldman Sachs Enhanced Dividend

Global Equity Portfolio

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Enhanced Dividend Global Equity Portfolio’s (the “Portfolio”) performance and positioning for the one-year period ended August 31, 2014 (the “Reporting Period”).

Q	How did the Portfolio perform during the Reporting Period?

A	During the Reporting Period, the Portfolio’s Class A and Institutional Shares generated average annual total returns, without sales charges, of 17.92% and 18.29%, respectively. These returns compare to the 19.39% average annual total return of the Portfolio’s blended benchmark, the Enhanced Dividend Global Equity Composite Index (“EDGE Composite Index”), over the same time period. The components of the EDGE Composite Index generated average annual total returns of 5.66% and 17.55% for the Barclays U.S. Aggregate Bond Index and the MSCI All Country World Index (ACWI) Investable Market Index (“MSCI ACWI IMI”), respectively, during the Reporting Period.

Q	What key factors affected the Portfolio’s performance during the Reporting Period?

A	Although the Portfolio benefited from its tactical asset allocation decisions and strategic weightings, it underperformed the EDGE Composite Index during the Reporting Period, largely because of the performance of its Underlying Funds.

Q	How did Global Tactical Asset Allocation decisions affect the Portfolio’s performance during the Reporting Period?

A	The implementation of our tactical views contributed positively to performance. The Portfolio was underweight U.S. investment grade corporate bonds. It was overweight high yield corporate bonds through an investment in the Goldman Sachs High Yield Fund. During the Reporting Period, high yield corporate bond spreads (or yield differentials to U.S. Treasuries) were consistent with spread levels during other periods of low defaults. In addition, much of the new issuance during the Reporting Period was used by companies to refinance existing debt rather than to expand leverage.

The Portfolio was overweight high yield bank loans — through an investment in the Goldman Sachs High Yield Floating Rate Fund — because they offered what we believed to be an attractive yield, given that high yield bank loan spreads were higher than their long-term median levels. Also, because they tend to have a rather short duration, high yield bank loans may allow investors to act quickly — and potentially benefit — when interest rates rise.

The Portfolio was overweight U.S. large-cap bank stocks through an exchange traded fund (“ETF”), which appreciated in value during the Reporting Period. In our opinion, the valuations of U.S. large-cap bank stocks were attractive relative to their historical performance. In addition, banks have a strong connection to the ongoing housing recovery because the majority of their balance sheets are backed by U.S. real estate.

The Portfolio was overweight U.S. technology stocks through an ETF, which appreciated in value during the Reporting Period. We adopted the overweight because we believe information technology companies have the potential for superior earnings growth and could increase their dividends and stock buybacks compared to other companies in the broad stock market.

The Portfolio was overweight Italian equities based on their attractive valuations, improving fundamentals, the supportive monetary policy of Italy’s central bank and the potential of upside earnings surprises. During the Reporting Period, Italian equities were below their 10-year average valuation, and investors had not, in our opinion, priced in their correct value. In addition, the Portfolio was overweight Spanish equities. We believe Spain has made much-needed progress in reforming its economy and expect progress to continue. Also, the Portfolio was overweight Japanese equities. We believe the Japanese stock market could benefit from further quantitative easing by the Bank of Japan. In addition, Japanese equities have benefited from inflows from domestic investors, including Japan’s Government Pension Investment Fund. The Portfolio’s weightings in the Italian and Spanish equity markets were implemented through investments in stock futures. (A stock future, which is traded on an

PORTFOLIO RESULTS

exchange, is a contract that obligates a buyer to purchase stock at a predetermined future date and price.) The Portfolio’s overweight position in the Japanese equity market was implemented through an index call option.

The Portfolio was underweight the Australian dollar, accomplished through Australian dollar put options, because we believed demand for the Australian dollar could weaken in response to the country’s slowing economy and the dovish monetary policy of its central bank. In addition, iron ore prices have decreased, which may potentially lead to the depreciation of the Australian dollar. (Australia is a major exporter of iron ore.) In addition, the Portfolio had an allocation to the British pound because we believed the Bank of England was positioned to start raising interest rates, which could potentially attract global investors. We believe strong capital inflows, recent mergers and acquisitions and preferential tax treatment by offshore incorporation may be indications of England’s increasingly accommodative economic environment. The Portfolio’s overweight position in the British pound was accomplished through investments in forward foreign currency exchange contracts.

Q	How did the Portfolio’s Underlying Funds perform relative to their respective benchmark indices during the Reporting Period?

A	We use seven Underlying Funds to implement our strategic asset allocation. Because of our tactical trading, the Portfolio was invested in six of these Underlying Funds during the Reporting Period. Two of those six Underlying Funds underperformed their respective benchmark indices, and four outperformed their respective benchmark indices during the Reporting Period. (The Portfolio did not have an allocation to the Goldman Sachs Core Fixed Income Fund during the Reporting Period.)

One of the Underlying Funds that underperformed in relative terms — the Goldman Sachs U.S. Equity Dividend and Premium Fund — was one in which the Portfolio invested a significant percentage of its equity allocation. The Goldman Sachs Small Cap Equity Insights Fund also underperformed its benchmark index during the Reporting Period.

On the positive side, the Goldman Sachs International Equity Dividend and Premium Fund — in which the Portfolio also invests a significant percentage of its equity allocation — outperformed its benchmark index during the Reporting Period. In addition, the Goldman Sachs MLP Energy Infrastructure Fund, the Goldman Sachs International Small Cap Insights Fund and the Goldman Sachs Emerging Markets Equity Insights Fund outperformed their respective benchmark indices during the Reporting Period.

Q	How did call writing affect performance?

A	As mentioned above, the Portfolio’s two largest allocations were to the Goldman Sachs U.S. Equity Dividend and Premium Fund and the Goldman Sachs International Equity Dividend and Premium Fund, which earn premiums through an equity index call writing strategy. When equity markets are down, flat or only modestly positive, historically these Underlying Funds tend to outperform their respective benchmark indices because of the premiums they earn from call writing. When equity markets rally strongly, these two Underlying Funds are likely to trail their respective benchmark indices. Although the Underlying Funds keep the premiums they earn from call writing, they can underperform when the call options are exercised.

The U.S. equity market appreciated significantly during the Reporting Period, and the call writing strategy of the Goldman Sachs U.S. Equity Dividend and Premium Fund detracted from performance as call options were exercised. As the international equity market also appreciated during the Reporting Period, the call writing strategy of the Goldman Sachs International Equity Dividend and Premium Fund dampened performance as well.

Q	How did the Portfolio use derivatives and similar instruments during the Reporting Period?

A	The Portfolio used equity index futures and equity index options during the Reporting Period to implement our views on the U.S., Italian, Spanish, Japanese, European and emerging markets equity markets. The Portfolio used put options to implement its underweight in the Australian dollar and forward foreign currency exchange contracts to obtain exposure to the British pound. In addition, some of the Portfolio’s Underlying Funds used derivatives during the Reporting Period to apply their active investment views with greater versatility and to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these Underlying Funds engaged in forward foreign currency exchange contracts, financial futures contracts, options and swap contracts to enhance portfolio return and for hedging purposes.

PORTFOLIO RESULTS

Q	What changes did you make during the Reporting Period within both the equity and fixed income portions of the Portfolio?

A	During September 2013, we increased the Portfolio’s overweight in U.S. equities by purchasing December 2013 S&P 500® Index put options at a strike price of 1700. (For put options, the strike price is the price at which shares can be sold.) We funded the position by reducing the Portfolio’s allocation to investment grade fixed income. On September 30, 2013, the Portfolio’s position in September 2013 S&P 500® Index put options, which had been purchased in May 2013 at a strike price of 1625, expired.

In November 2014, we increased the Portfolio’s overweight in U.S. equities by purchasing December 2013 S&P 500® Index put options at a strike price of 1750. In addition, we added to the Portfolio’s overweight in Japanese equities by purchasing TOPIX Index call options at a strike price of 1300. (For call options, the strike price is the price at which shares can be purchased.) These three positions were funded by reducing the Portfolio’s allocation to investment grade fixed income.

In January 2014, we decreased the size of the Portfolio’s overweight positions in high yield corporate bonds as spreads compressed and in large-cap U.S. bank stocks as valuations normalized.

During February 2014, we increased the Portfolio’s overweight in large-cap U.S. bank stocks by adding to its investment in a SPDR® S&P® Bank ETF. We funded the position by reducing the Portfolio’s exposure to investment grade fixed income and U.S. large-cap equities.

In March 2014, we moved the Portfolio to an overweight in the Indian equity market and an underweight in the South African equity market (accomplished through investments in equity index futures) because we believed Indian equities were trading at a valuation discount to South African equities. Additionally, we believed the upcoming elections in India were likely to result in changes in the government; historically, changes in the Indian government have had a positive impact on the Indian equity market.

In April 2014, we reduced the Portfolio’s overweight in European equities (through an investment in the Euro Stoxx 50® Index) so as to add an overweight to Spanish equities. In addition, we purchased September 2014 emerging markets equity put options and sold June 2014 emerging markets equity put options, which we had purchased earlier in April 2014, because we believed a rally in emerging markets equities was the result of technical factors rather than fundamentals.

In May 2014, we increased the Portfolio’s exposure to U.S. equities by purchasing July 2014 S&P 500® Index put options at a strike price of 1790. Also, we purchased November 2014 Australian dollar put options. We funded both positions by reducing the Portfolio’s allocation to investment grade fixed income. In addition, during May 2014, we eliminated the Portfolio’s overweight in the Indian equity market and its underweight in the South African equity market.

During June 2014, we shifted the Portfolio to an overweight position in Italian equities and purchased June 2015 Italian equity put options. We funded the Portfolio’s overweight in Italian equities by reducing the Portfolio’s allocation to investment grade fixed income. Also in June 2014, we extended the maturity of the Portfolio’s position in December 2014 TOPIX call options to June 2015. On June 30, 2014, the Portfolio’s remaining June 2014 emerging markets equity put options, which we had purchased in April 2014, expired. We reallocated the proceeds to European equities through an investment in the Euro Stoxx 50® Index.

In July 2014, we moved the Portfolio to an overweight in the British pound versus the U.S. dollar. We funded the position from investment grade fixed income.

In August 2014, we eliminated the Portfolio’s overweight in Italian equities. We purchased October 2014 S&P 500® Index put options at a strike price of 1900 as global geopolitical risks increased.

Q	What was the Portfolio’s tactical view and strategy at the end of the Reporting Period?

A

As of August 31, 2014, the Portfolio — through its holdings in equity index futures and equity index options — was overweight the European, Spanish and Japanese stock markets. It was overweight large-cap U.S. bank stocks and U.S. technology stocks through investments in ETFs, which were both funded out of investment grade fixed income and, in the case of large-cap U.S. bank stocks, also out of U.S. equities. The Portfolio was underweight the Australian dollar through the use of an Australian dollar put. Its allocation to

PORTFOLIO RESULTS

the British pound (through forward foreign currency exchange contracts) was eliminated after the end of the Reporting Period in response to the rising risk of Scotland’s secession from the U.K. and a potential reversal in the currency’s momentum. In fixed income, through allocations to the Underlying Funds, the Portfolio held overweight positions in high yield corporate bonds and high yield bank loans and an underweight position in investment grade securities.

FUND BASICS

Enhanced Dividend Global Equity Portfolio

as of August 31, 2014

PERFORMANCE REVIEW
September 1, 2013– August 31, 2014	Portfolio Total Return (based on NAV)[1]	EDGE Composite Index[2]	Barclays U.S. Aggregate Bond Index	MSCI ACWI IMI Index
Class A	17.92%	19.39%	5.66%	17.55%
Institutional	18.29	19.39	5.66	17.55

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance reflects the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The EDGE Composite Index (“EDGE Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range.

The EDGE Composite is comprised of the Morgan Stanley Capital International All Country World Index IMI (Investable Market Index) (“MSCI ACWI IMI”) (90%) and the Barclays U.S. Aggregate Bond Index (10%). The MSCI is a broad and investable global equity benchmark. MSCI ACWI IMI covers over 9,000 securities across large, mid and small cap size segments and across style and sector segments in developed and emerging markets. The Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The EDGE Composite figures do not reflect any deduction for fees, expenses or taxes.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/14	One Year	Five Years	Since Inception	Inception Date
Class A	13.29%	13.04%	5.20%	4/30/08
Institutional	20.41	14.79	6.61	4/30/08

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.36%	1.44%
Institutional	0.96	1.05

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/ or expense limitations) and before waivers (gross of applicable fee waivers and/ or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Portfolio’s waivers and/or expense limitations will remain in place through at least December 29, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 8/31/14[5]
Class A Shares	One Year	Five Years	Since Inception (4/30/08)
Returns before taxes*	11.43%	10.73%	5.15%
Returns after taxes on distributions**	9.80	9.98	4.50
Returns after taxes on distributions*** and sale of Portfolio shares	7.47	8.51	4.02

[5]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 15% for qualifying ordinary income dividends and long-term capital gain distributions and 35% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Portfolio Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*Returns Before Taxes do not reflect taxes on distributions on the Portfolio’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**Returns After Taxes on Distributions assume that taxes are paid on distributions on the Portfolio’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***Returns After Taxes on Distributions and Sale of Portfolio Shares reflect taxes paid on distributions on the Portfolio’s Class A Shares and taxes applicable when the shares are redeemed.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[6]
Percentage of Net Assets

[6]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each Underlying Fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the graph above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities. Underlying sector allocations of ETFs held by the Portfolio are not reflected in the graph above. The above graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Performance Summary

August 31, 2014

The following graph shows the value, as of August 31, 2014, of a $10,000 investment made on April 30, 2008 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmarks with dividends reinvested (the Enhanced Dividend Global Equity Composite Index (“EDGE Composite Index”), the Barclays U.S. Aggregate Bond Index, and the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Investable Market Index (IMI) (“MSCI ACWI IMI”), are also shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Institutional Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Portfolio.

Enhanced Dividend Global Equity Portfolio’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 30, 2008 through August 31, 2014.

Average Annual Total Return through August 31, 2014	One Year	Five Years	Since Inception
Class A (Commenced April 30, 2008)
Excluding sales charges	17.92%	11.99%	6.09%
Including sales charges	11.43%	10.74%	5.15%

Institutional Shares (Commenced April 30, 2008)	18.29%	12.44%	6.53%

PORTFOLIO RESULTS

Goldman Sachs Tax-Advantaged

Global Equity Portfolio

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Tax-Advantaged Global Equity Portfolio’s (the “Portfolio”) performance and positioning for the one-year period ended August 31, 2014 (the “Reporting Period”).

Q	How did the Portfolio perform during the Reporting Period?

A	During the Reporting Period, the Portfolio’s Class A and Institutional Shares generated average annual total returns, without sales charges, of 22.55% and 23.05%, respectively. These returns compare to the 19.39% average annual total return of the Portfolio’s blended benchmark, the Tax-Advantaged Global Equity Composite Index (“TAG Composite Index”), over the same time period. The components of the TAG Composite Index generated average annual total returns of 5.66% and 17.55% for the Barclays U.S. Aggregate Bond Index and the MSCI All Country World Index (ACWI) Investable Market Index (“MSCI ACWI IMI”), respectively, during the Reporting Period.

Q	What key factors affected the Portfolio’s performance during the Reporting Period?

A	The Portfolio outperformed the TAG Composite Index during the Reporting Period, benefiting from our tactical asset allocation decisions. Security selection within the Underlying Funds overall also contributed positively. In addition, the Portfolio’s strategic weightings added modestly to relative performance during the Reporting Period.

Q	How did Global Tactical Asset Allocation decisions affect the Portfolio’s performance during the Reporting Period?

A	The implementation of our tactical views contributed positively to performance. The Portfolio was underweight U.S. investment grade bonds. It was overweight high yield corporate bonds through an investment in the Goldman Sachs High Yield Fund. During the Reporting Period, high yield corporate bond spreads (or yield differentials to U.S. Treasuries) were consistent with spread levels during other periods of low defaults. In addition, much of the new issuance during the Reporting Period was used by companies to refinance existing debt rather than to expand leverage.

The Portfolio was overweight high yield bank loans — through an investment in the Goldman Sachs High Yield Floating Rate Fund — because they offered what we believed to be an attractive yield, given that high yield bank loan spreads were higher than their long-term median levels. Also, because they tend to have a rather short duration, high bank loans allow investors to act quickly — and potentially benefit — when interest rates rise.

The Portfolio was overweight U.S. large-cap bank stocks through an exchange traded fund (“ETF”), which appreciated in value during the Reporting Period. In our opinion, the valuations of U.S. large-cap bank stocks were attractive relative to their historical performance. In addition, banks have a strong connection to the ongoing housing recovery because the majority of their balance sheets are backed by U.S. real estate.

The Portfolio was overweight U.S. technology stocks through an ETF, which appreciated in value during the Reporting Period. We adopted the overweight because we believe information technology companies have the potential for earnings growth and could increase their dividends and stock buybacks compared to other companies in the broad stock market.

The Portfolio was overweight Italian equities based on their attractive valuations, improving fundamentals, the supportive monetary policy of Italy’s central bank and the potential of upside earnings surprises. During the Reporting Period, Italian equities were below their 10-year average valuation, and investors had not, in our opinion, priced in their correct value. In addition, the Portfolio was overweight Spanish equities. We believe Spain has made much-needed progress in reforming its economy and that progress may continue. Also, the Portfolio was overweight Japanese equities. We believe the Japanese stock market may benefit from further quantitative easing by the Bank of Japan. In addition, Japanese equities have benefited from inflows from domestic investors, including Japan’s Government Pension Investment

PORTFOLIO RESULTS

Fund. The Portfolio’s weightings in the Italian and Spanish equity markets were implemented through investments in stock futures. (A stock future, which is traded on an exchange, is a contract that obligates a buyer to purchase stock at a predetermined future date and price.) The Portfolio’s overweight position in the Japanese equity market was implemented through an index call option.

The Portfolio was underweight the Australian dollar, accomplished through Australian dollar put options, because we believed demand for the Australian dollar could weaken in response to the country’s slowing economy and the dovish monetary policy of its central bank. In addition, iron ore prices have decreased, which may lead to the depreciation of the Australian dollar. (Australia is a major exporter of iron ore.) In addition, the Portfolio had an allocation to the British pound because we believed the Bank of England was positioned to start raising interest rates, which could potentially attract global investors. We believe strong capital inflows, recent mergers and acquisitions and preferential tax treatment by offshore incorporation are indications of England’s increasingly accommodative economic environment. The Portfolio’s overweight position in the British pound was accomplished through investments in forward foreign currency exchange contracts.

Q	How did the Portfolio’s Underlying Funds perform relative to their respective benchmark indices during the Reporting Period?

A	We use six Underlying Funds to implement our strategic allocation decisions within the Portfolio. Because of our tactical trading, the Portfolio was invested in five of these Underlying Funds during the Reporting Period. All five of those Underlying Funds outperformed their respective benchmark indices. (The Portfolio did not have an allocation to the Goldman Sachs Core Fixed Income Fund during the Reporting Period.)

Two of the Underlying Funds that outperformed in relative terms — the Goldman Sachs U.S. Tax-Managed Equity Fund[1] and the Goldman Sachs International Tax-Managed Equity Fund[2] — were those in which the Portfolio held its largest weightings. The Goldman Sachs MLP Energy Infrastructure Fund, the Goldman Sachs International Small Cap Insights Fund and the Goldman Sachs Emerging Markets Equity Insights Fund also outperformed their respective benchmark indices.

Q	How did the Portfolio use derivatives and similar instruments during the Reporting Period?

A	The Portfolio used equity index futures and equity index options during the Reporting Period to implement our views on the U.S., Italian, Spanish, Japanese, European and emerging markets equity markets. The Portfolio used put options to implement its underweight in the Australian dollar and forward foreign currency exchange contracts to obtain exposure to the British pound. In addition, some of the Portfolio’s Underlying Funds used derivatives during the Reporting Period to apply their active investment views with greater versatility and to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these Underlying Funds engaged in forward foreign currency exchange contracts, financial futures contracts, options and swap contracts to enhance portfolio return and for hedging purposes.

Q	What changes did you make during the Reporting Period within both the equity and fixed income portions of the Portfolio?

A	During September 2013, we increased the Portfolio’s overweight in U.S. equities by purchasing December 2013 S&P 500® Index put options at a strike price of 1700. (For put options, the strike price is the price at which shares can be sold.) We funded the position by reducing the Portfolio’s allocation to investment grade fixed income. On September 30, 2013, the Portfolio’s position in September 2013 S&P 500® Index put options, which had been purchased in May 2013 at a strike price of 1625, expired.

During November 2013, we increased the Portfolio’s overweight in high yield bank loans through an investment in the Goldman Sachs High Yield Floating Rate Fund. Also in November, we increased the Portfolio’s overweight in U.S. equities by purchasing December 2013 S&P 500® Index put options at a strike price of 1750. In addition, we added to the Portfolio’s overweight in Japanese equities by purchasing TOPIX Index call options at a strike price of 1300. (For call options, the strike price is the price at which shares can be

[1]	Effective on April 30, 2014, the Goldman Sachs Structured Tax- Managed Equity Fund was renamed the Goldman Sachs U.S. Tax- Managed Equity Fund.

[2]	Effective on April 30, 2014, the Goldman Sachs Structured International Tax-Managed Equity Fund was renamed the Goldman Sachs International Tax-Managed Equity Fund.

PORTFOLIO RESULTS

purchased.) These three positions were funded by reducing the Portfolio’s allocation to investment grade fixed income.

In January 2014, we decreased the size of the Portfolio’s overweight positions in high yield corporate bonds as spreads compressed and in large-cap U.S. bank stocks as valuations normalized.

During February 2014, we increased the Portfolio’s overweight in large-cap U.S. bank stocks by adding to its investment in a SPDR® S&P® Bank ETF. We funded the position by reducing the Portfolio’s exposure to investment grade fixed income and U.S. large-cap equities.

In March 2014, we moved the Portfolio to an overweight in the Indian equity market and an underweight in the South African equity market (accomplished through investments in equity index futures) because we believed Indian equities were trading at a valuation discount to South African equities. Additionally, we believed the upcoming elections in India were likely to result in changes in the government; historically, changes in the Indian government have had a positive impact on the Indian equity market.

In April 2014, we reduced the Portfolio’s overweight in European equities (through an investment in the Euro Stoxx 50® Index) so as to add an overweight to Spanish equities. In addition, we purchased September 2014 emerging markets equity put options and sold June 2014 emerging markets equity put options, which we had purchased earlier in April 2014, because we believed a rally in emerging markets equities was the result of technical factors rather than fundamentals.

In May 2014, we increased the Portfolio’s exposure to U.S. equities by purchasing July 2014 S&P 500® Index put options at a strike price of 1790. Also, we purchased November 2014 Australian dollar put options. We funded both positions by reducing the Portfolio’s allocation to investment grade fixed income. In addition, during May 2014, we eliminated the Portfolio’s overweight in the Indian equity market and its underweight in the South African equity market.

During June 2014, we shifted the Portfolio to an overweight position in Italian equities and purchased June 2015 Italian equity put options. We funded the Portfolio’s overweight in Italian equities by reducing the Portfolio’s allocation to investment grade fixed income. Also in June 2014, we extended the maturity of the Portfolio’s position in December 2014 TOPIX call options to June 2015. On June 30, 2014, the Portfolio’s remaining June 2014 emerging markets equity put options, which we had purchased in April 2014, expired. We reallocated the proceeds to European equities through an investment in the Euro Stoxx 50® Index.

In July 2014, we moved the Portfolio to an overweight in the British pound versus the U.S. dollar. We funded the position from investment grade fixed income.

In August 2014, we eliminated the Portfolio’s overweight in Italian equities. We purchased October 2014 S&P 500® Index put options at a strike price of 1900 as global geopolitical risks increased.

Q	What was the Portfolio’s tactical view and strategy at the end of the Reporting Period?

A	As of August 31, 2014, the Portfolio — through its holdings in equity index futures and equity index options — was overweight the European, Spanish and Japanese stock markets. It was overweight large-cap U.S. bank stocks and U.S. technology stocks through investments in ETFs, which were both funded out of investment grade fixed income and, in the case of large-cap U.S. bank stocks, also out of U.S. equities. The Portfolio was underweight the Australian dollar through the use of an Australian dollar put. Its allocation to the British pound (through forward foreign currency exchange contracts) was eliminated after the end of the Reporting Period in response to the rising risk of Scotland’s secession from the U.K. and a potential reversal in the currency’s momentum. In fixed income, through allocations to the Underlying Funds, the Portfolio held overweight positions in high yield corporate bonds and high yield bank loans and an underweight position in investment grade securities.

FUND BASICS

Tax-Advantaged Global Equity Portfolio

as of August 31, 2014

PERFORMANCE REVIEW
September 1, 2013– August 31, 2014	Portfolio Total Return (based on NAV)[1]	TAG Composite Index[2]	Barclays US Aggregate Bond Index	MSCI ACWI IMI Index
Class A	22.55%	19.39%	5.66%	17.55%
Institutional	23.05	19.39	5.66	17.55

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance reflects the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The TAG Composite Index (“TAG Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range.

The TAG Composite is comprised of the Morgan Stanley Capital International All Country World Index IMI (Investable Market Index) (“MSCI ACWI IMI”) (90%) and the Barclays U.S. Aggregate Bond Index (10%). The MSCI is a broad and investable global equity benchmark. MSCI ACWI IMI covers over 9,000 securities across large, mid and small cap size segments and across style and sector segments in developed and emerging markets. The Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The TAG Composite figures do not reflect any deduction for fees, expenses or taxes.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/14	One Year	Five Years	Since Inception	Inception Date
Class A	18.08%	15.09%	5.83%	4/30/08
Institutional	25.33	16.87	7.23	4/30/08

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.42%	1.46%
Institutional	1.02	1.06

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Portfolio’s waivers and/or expense limitations will remain in place through at least December 29, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 8/31/14[5]
Class A Shares	One Year	Five Years	Since Inception (4/30/08)
Returns before taxes*	15.79%	12.54%	5.78%
Returns after taxes on distributions**	15.03	12.12	5.42
Returns after taxes on distributions*** and sale of Portfolio shares	9.36	9.99	4.50

[5]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 15% for qualifying ordinary income dividends and long-term capital gain distributions and 35% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Portfolio Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Portfolio’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Portfolio’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Portfolio Shares reflect taxes paid on distributions on the Portfolio’s Class A Shares and taxes applicable when the shares are redeemed.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[6]
Percentage of Net Assets

[6]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each Underlying Fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the graph above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities. Underlying sector allocations of ETFs held by the Portfolio are not reflected in the graph above. The above graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Performance Summary

August 31, 2014

The following graph shows the value, as of August 31, 2014, of a $10,000 investment made on April 30, 2008 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmarks with dividends reinvested (the Tax-Advantaged Global Composite Index (“TAG Composite Index”), the Barclays U.S. Aggregate Bond Index, and the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Investable Market Index (IMI) (“MSCI ACWI IMI”), are also shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Institutional Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Portfolio.

Tax-Advantaged Global Equity Portfolio’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 30, 2008 through August 31, 2014.

Average Annual Total Return through August 31, 2014	One Year	Five Years	Since Inception
Class A (Commenced April 30, 2008)
Excluding sales charges	22.55%	13.81%	6.72%
Including sales charges	15.79%	12.54%	5.78%

Institutional Shares (Commenced April 30, 2008)	23.05%	14.25%	7.15%

PORTFOLIO RESULTS

Index Definitions

The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices.

The MSCI® EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI® EAFE® Index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Schedule of Investments

August 31, 2014

Shares	Description	Value
Underlying Funds (Institutional Shares)(a) – 95.0%
Equity – 87.5%
12,588,787	Goldman Sachs U.S. Equity Dividend and Premium Fund	$151,443,105
10,343,133	Goldman Sachs International Equity Dividend and Premium Fund	83,055,355
1,658,858	Goldman Sachs Small Cap Equity Insights Fund	31,136,768
3,075,493	Goldman Sachs Emerging Markets Equity Insights Fund	29,186,433
1,629,993	Goldman Sachs MLP Energy Infrastructure Fund	21,613,706
1,006,361	Goldman Sachs International Small Cap Insights Fund	10,798,254

		327,233,621

Fixed Income – 7.5%
2,095,520	Goldman Sachs High Yield Floating Rate Fund	21,018,068
970,686	Goldman Sachs High Yield Fund	7,008,355
559	Goldman Sachs Core Fixed Income Fund	5,932

		28,032,355

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 95.0%
(Cost $286,575,626)		$355,265,976

Exchange Traded Funds – 3.5%
197,509	SPDR S&P Bank Fund	$6,444,719
168,941	Technology Select Sector SPDR Fund	6,804,943

TOTAL EXCHANGE TRADED FUNDS
(Cost $10,777,908)		$13,249,662

Contracts	Strike Price		Expiration Date	Value
Options Purchased – 0.1%
Foreign Exchange Call Option
3,257,640	AUD	1	11/20/14	$16,009
TSE TOPIX Index Call Option
28	JPY	1,250	12/12/14	137,248
iShares MSCI Emerging Markets Index Put Option
395		$39	09/20/14	1,580
S&P 500 Index Put Option
35		1,900	10/18/14	35,875

TOTAL OPTIONS PURCHASED
(Cost $335,188)				$190,712

TOTAL INVESTMENTS – 98.6%
(Cost $297,688,722)				$368,706,350

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.4%				5,177,804

NET ASSETS – 100.0%				$373,884,154

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.
(a)	Represents Affiliated Funds.

Investment Abbreviations:
AUD	—Australian Dollar
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
SPDR	—Standard and Poor’s Depositary Receipts
USD	—United States Dollar

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Schedule of Investments (continued)

August 31, 2014

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACT — At August 31, 2014, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACT WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Barclays Bank PLC	GBP/USD	09/17/14	$1,743,761	$(56,239)

FUTURES CONTRACTS — At August 31, 2014, the Portfolio had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
IBEX 35 Index	75	September 2014	$10,543,168	$391,585

WRITTEN OPTIONS CONTRACTS — At August 31, 2014, the Portfolio had the following written options:

Put Options	Number of Contracts	Exercise Rate	Expiration Month	Value
FTSE MIB Index Put Option	48	EUR 19,000	June 2015	$(130,680)
(Premiums Received $137,656)

For the year ended August 31, 2014, the Portfolio had the following written options activity:

	Number of Contracts	Premiums Received
Contracts Outstanding August 31, 2013	—	$—
Contracts written	443	173,206
Contracts expired	(395)	(35,550)
Contracts Outstanding August 31, 2014	48	$137,656

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Schedule of Investments

August 31, 2014

Shares	Description	Value

Underlying Funds (Institutional Shares)(a) – 94.8%
Equity – 87.3%
34,928,433	Goldman Sachs U.S. Tax-Managed Equity Fund	$602,864,754
28,850,390	Goldman Sachs International Tax-Managed Equity Fund	270,039,648
10,204,090	Goldman Sachs Emerging Markets Equity Insights Fund	96,836,815
5,412,575	Goldman Sachs MLP Energy Infrastructure Fund	71,770,741
3,285,029	Goldman Sachs International Small Cap Insights Fund	35,248,358

		1,076,760,316

Fixed Income – 7.5%
6,959,720	Goldman Sachs High Yield Floating Rate Fund	69,805,996
3,172,553	Goldman Sachs High Yield Fund	22,905,833
2,244	Goldman Sachs Core Fixed Income Fund	23,805

		92,735,634

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 94.8%
(Cost $874,155,185)		$1,169,495,950

Exchange Traded Funds – 3.7%
667,148	SPDR S&P Bank Fund	$21,769,039
580,494	Technology Select Sector SPDR Fund	23,382,299

TOTAL EXCHANGE TRADED FUNDS
(Cost $38,250,946)		$45,151,338

Contracts	Strike Price		Expiration Date	Value
Options Purchased – 0.0%
Foreign Exchange Call Option
9,953,900	AUD	1	11/20/14	$48,916
TSE TOPIX Index Call Option
89	JPY	1,250	12/12/14	436,254
iShares MSCI Emerging Markets Index Put Option
1,184		$39	09/20/14	4,736
S&P 500 Index Put Option
116		1,900	10/18/14	118,900

TOTAL OPTIONS PURCHASED
(Cost $1,048,782)				$608,806

TOTAL INVESTMENTS – 98.5%
(Cost $913,454,913)				$1,215,256,094

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.5%				18,545,065

NET ASSETS – 100.0%				$1,233,801,159

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.
(a)	Represents Affiliated Funds.

Investment Abbreviations:
AUD	—Australian Dollar
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
SPDR	—Standard and Poor’s Depositary Receipts
USD	—United States Dollar

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Schedule of Investments (continued)

August 31, 2014

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACT — At August 31, 2014, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACT WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Barclays Bank PLC	GBP/USD	09/17/14	$5,425,035	$(174,965)

FUTURES CONTRACTS — At August 31, 2014, the Portfolio had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
IBEX 35 Index	245	September 2014	$34,441,014	$1,279,141

WRITTEN OPTIONS CONTRACTS — At August 31, 2014, the Portfolio had the following written options:

Put Options	Number of Contracts	Exercise Rate	Expiration Month	Value
FTSE MIB Index Put Option	152	EUR 19,000	June 2015	$(413,821)
(Premiums Received $435,914)

For the year ended August 31, 2014, the Portfolio had the following written options activity:

	Number of Contracts	Premiums Received
Contracts Outstanding August 31, 2013	—	$—
Contracts written	1,336	542,474
Contracts expired	(1,184)	(106,560)
Contracts Outstanding August 31, 2014	152	$435,914

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statements of Assets and Liabilities

August 31, 2014

	Enhanced Dividend Global Equity Portfolio	Tax-Advantaged Global Equity Portfolio
Assets:
Investments in Affiliated Underlying Funds, at value (cost $286,575,626 and $874,155,185)	$355,265,976	$1,169,495,950
Investments, at value (cost $11,113,096 and $39,299,728)	13,440,374	45,760,144
Cash	2,965,565	12,157,424
Foreign currencies, at value (cost $138,870 and $438,747)	133,263	421,015
Receivables:
Collateral on certain derivative contracts(a)	1,849,792	6,076,000
Investments sold	459,747	—
Dividends	96,320	316,156
Portfolio shares sold	90,556	1,669,956
Reimbursement from investment adviser	31,279	30,423
Other assets	2,539	7,104
Total assets	374,335,411	1,235,934,172

Liabilities:
Payables:
Written options, at value (premiums received $137,656 and $435,914)	130,680	413,821
Portfolio shares redeemed	121,651	224,024
Unrealized loss on forward foreign currency exchange contracts	56,239	174,965
Management fees	46,785	153,266
Distribution and Service fees and Transfer Agent fees	12,550	40,950
Variation margin on certain derivative contracts	10,866	35,495
Investments purchased	—	1,017,434
Accrued expenses	72,486	73,058
Total liabilities	451,257	2,133,013

Net Assets:
Paid-in capital	301,901,142	921,043,490
Undistributed net investment income	2,042,671	4,343,943
Accumulated net realized gain	(1,406,809)	5,524,745
Net unrealized gain	71,347,150	302,888,981
NET ASSETS	$373,884,154	$1,233,801,159
Net Assets:
Class A	$219,651	$234,793
Institutional	373,664,503	1,233,566,366
Total Net Assets	$373,884,154	$1,233,801,159
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	18,570	17,379
Institutional	31,439,773	91,494,026
Net asset value, offering and redemption price per share:(b)
Class A	$11.83	$13.51
Institutional	11.89	13.48

(a)	Segregated for initial margin on transactions as follows:

Portfolio	Futures	Options
Enhanced Dividend Global Equity	$1,280,000	$569,792
Tax-Advantaged Global Equity	3,185,000	2,891,000

(b)	Maximum public offering price per share for Class A shares of the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios is $12.52 and $14.30, respectively.

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statements of Operations

For the Fiscal Year Ended August 31, 2014

	Enhanced Dividend Global Equity Portfolio	Tax-Advantaged Global Equity Portfolio
Investment Income:
Dividends from Affiliated Underlying Funds	$8,664,802	$15,649,931
Dividends from Unaffiliated Funds	201,677	557,474
Total investment income	8,866,479	16,207,405

Expenses:
Management fees	503,899	1,487,057
Transfer Agent fees(a)	134,657	397,329
Professional fees	78,039	76,712
Custody, accounting and administrative services	52,585	73,870
Printing and mailing costs	49,609	75,499
Registration fees	31,429	29,716
Trustee fees	22,966	25,098
Distribution and Service fees — Class A Shares	471	1,297
Other	14,788	21,741
Total expenses	888,443	2,188,319
Less — expense reductions	(200,761)	(171,283)
Net expenses	687,682	2,017,036
NET INVESTMENT INCOME	8,178,797	14,190,369

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments in Affiliated Underlying Funds	4,406,389	18,486,955
Investments	283,278	184,105
Futures contracts	1,744,194	4,393,683
Foreign currency transactions	19,202	41,031
Written options	35,550	106,560
Capital gain distributions from Affiliated Underlying Funds	7,910,646	6,459,002
Net change in unrealized gain (loss) on:
Investments in Affiliated Underlying Funds	31,140,262	143,237,953
Investments	1,028,263	3,462,184
Futures contracts	242,618	904,987
Forward foreign currency exchange contracts	(56,239)	(174,965)
Foreign currency translation	(24,244)	(67,103)
Written options	6,976	22,093
Net realized and unrealized gain	46,736,895	177,056,485
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$54,915,692	$191,246,854

(a)	Class specific Transfer Agent fees were as follows:

	Transfer Agent Fees
Portfolio	Class A	Institutional
Enhanced Dividend Global Equity	$358	$134,299
Tax-Advantaged Global Equity	986	396,343

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statements of Changes in Net Assets

	Enhanced Dividend Global Equity Portfolio		Tax-Advantaged Global Equity Portfolio
	For the Fiscal Year Ended August 31, 2014	For the Fiscal Year Ended August 31, 2013	For the Fiscal Year Ended August 31, 2014	For the Fiscal Year Ended August 31, 2013
From operations:
Net investment income	$8,178,797	$5,787,590	$14,190,369	$10,381,242
Net realized gain	14,399,259	11,892,680	29,671,336	18,768,814
Net change in unrealized gain	32,337,636	12,269,346	147,385,149	63,456,041
Net increase in net assets resulting from operations	54,915,692	29,949,616	191,246,854	92,606,097

Distributions to shareholders:
From net investment income
Class A Shares	(3,755)	(2,275,656)	—	(4,171,091)
Institutional Shares	(8,228,288)	(4,471,259)	(11,583,396)	(5,177,323)
From net realized gains
Class A Shares	(5,994)	(1,476,537)	(17,701)	(793,567)
Institutional Shares	(11,673,301)	(941,687)	(21,947,805)	(745,537)
Total distributions to shareholders	(19,911,338)	(9,165,139)	(33,548,902)	(10,887,518)

From share transactions:
Proceeds from sales of shares	75,496,200	218,439,663	386,507,016	536,957,240
Reinvestment of distributions	19,329,204	8,601,324	32,487,429	9,635,536
Cost of shares redeemed	(40,617,222)	(166,179,709)	(83,386,177)	(338,811,455)
Net increase in net assets resulting from share transactions	54,208,182	60,861,278	335,608,268	207,781,321
TOTAL INCREASE	89,212,536	81,645,755	493,306,220	289,499,900

Net assets:
Beginning of year	284,671,618	203,025,863	740,494,939	450,995,039
End of year	$373,884,154	$284,671,618	$1,233,801,159	$740,494,939
Undistributed net investment income	$2,042,671	$331,784	$4,343,943	$1,637,650

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)(b)	Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED AUGUST 31,
2014 - A	$10.64	$0.23	$1.62	$1.85	$(0.24)	$(0.42)	$(0.66)
2014 - Institutional	10.69	0.28	1.62	1.90	(0.28)	(0.42)	(0.70)
2013 - A	9.73	0.21	1.08	1.29	(0.27)	(0.11)	(0.38)
2013 - Institutional	9.76	0.26	1.09	1.35	(0.31)	(0.11)	(0.42)
2012 - A	9.23	0.19	0.58	0.77	(0.26)	(0.01)	(0.27)
2012 - Institutional	9.27	0.23	0.57	0.80	(0.30)	(0.01)	(0.31)
2011 - A	8.27	0.18	1.03	1.21	(0.20)	(0.05)	(0.25)
2011 - Institutional	8.30	0.22	1.04	1.26	(0.24)	(0.05)	(0.29)
2010 - A	7.98	0.15	0.32	0.47	(0.16)	(0.02)	(0.18)
2010 - Institutional	8.00	0.19	0.32	0.51	(0.19)	(0.02)	(0.21)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Net asset value, end of year	Total return(c)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets(d)	Ratio of total expenses to average net assets(d)	Ratio of net investment income to average net assets(b)	Portfolio turnover rate(e)

$11.83	17.92%	$220	0.60%	0.66%	2.02%	14%
11.89	18.29	373,665	0.20	0.26	2.43	14
10.64	13.61	133	0.60	0.68	2.13	40
10.69	14.21	284,539	0.20	0.29	2.49	40
9.73	8.51	127,290	0.60	0.70	2.02	32
9.76	8.79	75,735	0.20	0.30	2.42	32
9.23	14.52	102,498	0.60	0.73	1.91	25
9.27	15.01	65,856	0.20	0.33	2.28	25
8.27	5.80	54,481	0.60	0.78	1.74	42
8.30	6.31	30,802	0.20	0.38	2.18	42

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)(b)	Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED AUGUST 31,
2014 - A	$11.31	$0.20	$2.31	$2.51	$—	$(0.31)	$(0.31)
2014 - Institutional	11.38	0.18	2.39	2.57	(0.16)	(0.31)	(0.47)
2013 - A	9.78	0.32	1.41	1.73	(0.17)	(0.03)	(0.20)
2013 - Institutional	9.84	0.15	1.63	1.78	(0.21)	(0.03)	(0.24)
2012 - A	8.98	0.15	0.79	0.94	(0.13)	(0.01)	(0.14)
2012 - Institutional	9.04	0.17	0.81	0.98	(0.17)	(0.01)	(0.18)
2011 - A	7.84	0.10	1.19	1.29	(0.12)	(0.03)	(0.15)
2011 - Institutional	7.89	0.14	1.19	1.33	(0.15)	(0.03)	(0.18)
2010 - A	7.78	0.11	0.10	0.21	(0.13)	(0.02)	(0.15)
2010 - Institutional	7.82	0.14	0.10	0.24	(0.15)	(0.02)	(0.17)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Net asset value, end of year	Total return(c)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets(d)	Ratio of total expenses to average net assets(d)	Ratio of net investment income to average net assets(b)	Portfolio turnover rate(e)

$13.51	22.55%	$235	0.60%	0.62%	1.56%	9%
13.48	23.05	1,233,566	0.20	0.22	1.43	9
11.31	18.12	636	0.60	0.64	3.16	36
11.38	18.45	739,859	0.20	0.24	1.34	36
9.78	10.52	243,892	0.60	0.65	1.62	24
9.84	11.02	207,103	0.20	0.25	1.88	24
8.98	16.41	222,002	0.60	0.66	1.05	23
9.04	16.89	147,848	0.20	0.26	1.46	23
7.84	2.56	191,008	0.60	0.69	1.30	23
7.89	2.94	57,539	0.20	0.29	1.73	23

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements

August 31, 2014

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Portfolios” or individually a “Portfolio”), along with their corresponding share classes and respective diversification status under the Act:

Portfolio	Share Classes Offered	Diversified/ Non-diversified
Enhanced Dividend Global Equity and Tax-Advantaged Global Equity	A and Institutional	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Institutional Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Portfolios pursuant to a management agreement (the “Agreement”) with the Trust.

The Portfolios are expected to invest primarily in a combination of domestic and international equity and fixed income underlying funds (“Underlying Funds”) which are registered under the Act, for which GSAM or Goldman Sachs Asset Management International (“GSAMI”), also an affiliate of Goldman Sachs, act as investment advisers. Additionally, these Portfolios may invest a portion of their assets directly in other securities and instruments, including unaffiliated exchange traded funds (“Unaffiliated Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Portfolios’ valuation policy, as well as the Underlying Funds’ is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Income distributions are recognized in accordance with the character that is distributed. Capital gain distributions are recorded as capital gains in the financial statements. Income distributions are recorded in income.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Portfolio are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Portfolio are charged to that Portfolio, while such expenses incurred by the Trust are allocated across the respective Portfolios on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

Expenses included in the accompanying financial statements reflect the expenses of each Portfolio and do not include any expenses associated with the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Portfolios may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Portfolio will vary.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Portfolios are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Portfolio	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Enhanced Dividend Global Equity	Quarterly	Annually
Tax-Advantaged Global Equity	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Portfolios are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Portfolios’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Portfolios are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2014

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Portfolios including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Portfolio’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Underlying Funds — Investments in the Underlying Funds are valued at the NAV per share of the Institutional Share class of each Underlying Fund on the day of valuation. Because each Portfolio invests primarily in other mutual funds that fluctuate in value, the Portfolios’ shares will correspondingly fluctuate in value. These investments are generally classified as Level 1 of the fair value hierarchy.

The Underlying Funds may invest in debt securities which, if market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

The Underlying Funds may invest in equity securities and investment companies. Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using counterparty prices, and the change in value, if any, is recorded as an unrealized gain or loss.

A forward foreign currency contract is a forward contract in which, a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Portfolio deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Portfolio equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When a Portfolio writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Portfolio, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Portfolios’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Portfolio’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Portfolios’ investments and derivatives classified in the fair value hierarchy as of August 31, 2014:

ENHANCED DIVIDEND GLOBAL EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Equity Underlying Funds	$327,233,621	$—	$—
Fixed Income Underlying Funds	28,032,355	—	—
Exchange Traded Funds	13,249,662	—	—
Total	$368,515,638	$—	$—

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2014

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ENHANCED DIVIDEND GLOBAL EQUITY (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets
Futures Contracts(a)	$391,585	$—	$—
Option Purchased	174,703	16,009	—
Total	$566,288	$16,009	$—
Liabilities
Forward Foreign Currency Exchange Contracts	$—	$(56,239)	$—
Written Options Contracts	(130,680)	—	—
Total	$(130,680)	$(56,239)	$—

TAX-ADVANTAGED GLOBAL EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Equity Underlying Funds	$1,076,760,316	$—	$—
Fixed Income Underlying Funds	92,735,634	—	—
Exchange Traded Funds	45,151,338	—	—
Total	$1,214,647,288	$—	$—

Derivative Type
Assets
Futures Contracts(a)	$1,279,141	$—	$—
Option Purchased	559,890	48,916	—
Total	$1,839,031	$48,916	$—
Liabilities
Forward Foreign Currency Exchange Contracts	$—	$(174,965)	$—
Written Options Contracts	(413,821)	—	—
Total	$(413,821)	$(174,965)	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of August 31, 2014. These instruments were used to meet the Portfolios’ investment objectives and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Portfolios’ net exposure:

Enhanced Dividend Global Equity
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Currency	Investments, at value	$16,009		Payable for unrealized loss on forward foreign currency exchange contracts	$(56,239)
Equity	Variation margin on certain derivative contracts; Investments, at value	566,288	(a)	Written options, at value	(130,680)
Total		$582,297			$(186,919)

Tax-Advantaged Global Equity
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Currency	Investments, at value	$48,916		Payable for unrealized loss on forward foreign currency exchange contracts	$(174,965)
Equity	Variation margin on certain derivative contracts; Investments, at value	1,839,031	(a)	Written options, at value	(413,821)
Total		$1,887,947			$(588,786)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Portfolios’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended August 31, 2014. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Enhanced Dividend Global Equity
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on investments and forward foreign currency exchange contracts	$—	$(105,660)	1
Equity	Net realized gain (loss) from investments, futures contracts and written options/Net change in unrealized gain (loss) on futures contracts and written options	1,079,891	216,911	462
Total		$1,079,891	$111,251	463

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2014

4. INVESTMENTS IN DERIVATIVES (continued)

Tax-Advantaged Global Equity
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on investments and forward foreign currency exchange contracts	$—	$(325,974)	1
Equity	Net realized gain (loss) from investments, futures contracts and written options/Net change in unrealized gain (loss) on futures contracts and written options	2,628,592	795,049	1,346
Total		$2,628,592	$469,075	1,347

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended August 31, 2014.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Portfolios, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolios’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of 0.15% of each Portfolio’s average daily net assets.

B.  Distribution and Service Plans — The Trust, on behalf of each Portfolio’s Class A Shares, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of each Portfolio’s average daily net assets attributable to Class A Shares.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Portfolios pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge. During the fiscal year ended August 31, 2014, Goldman Sachs advised that it did not retain any Class A front-end sales charges.

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Portfolios for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A and 0.04% of the average daily net assets of Institutional Shares.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Portfolios (excluding transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Portfolio. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Portfolios are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Portfolios is 0.014%. These Other Expense limitations will remain in place through at least December 29, 2014, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. The Portfolios bear their respective share of costs related to proxy and shareholder meetings, and GSAM has agreed to reimburse each Portfolio to the extent such expenses exceed a specified percentage of the Portfolio’s net assets. In addition, the Portfolios have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Portfolios’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended August 31, 2014, these expense reductions, including any fee waivers and Other Expense reimbursements, were $200,761 and $171,283 for the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios, respectively.

F.  Line of Credit Facility — As of August 31, 2014, the Portfolios participated in a $1,080,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Portfolios and Other Borrowers could increase the credit amount by an additional $120,000,000, for a total of up to $1,200,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolios based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2014, the Portfolios did not have any borrowings under the facility.

G.  Other Transactions with Affiliates — For the fiscal year ended August 31, 2014, Goldman Sachs earned $5,546 and $15,586 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios, respectively.

The Portfolios invest primarily in the Institutional Shares of the Underlying Funds. These Underlying Funds are considered to be affiliated with the Portfolios. The tables below show the transactions in and earnings from investments in these Underlying Funds for the fiscal year ended August 31, 2014:

Enhanced Dividend Global Equity
Underlying Funds	Market Value 08/31/2013	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 08/31/2014	Dividend Income	Capital Gain Distributions
Goldman Sachs Core Fixed Income Fund	$5,585	$165	$—	$—	$182	$5,932	$165	$—
Goldman Sachs Emerging Markets Equity Insights Fund	21,130,561	7,168,206	(3,540,113)	(51,381)	4,479,160	29,186,433	327,968	—
Goldman Sachs High Yield Floating Rate Fund	5,273,367	17,188,161	(1,328,050)	(5,386)	(110,024)	21,018,068	582,660	11,504
Goldman Sachs High Yield Fund	10,728,995	2,393,130	(6,069,669)	307,850	(351,951)	7,008,355	496,117	404,221
Goldman Sachs International Equity Dividend and Premium Fund	64,346,479	20,837,197	(8,463,818)	565,416	5,770,081	83,055,355	2,697,102	2,159,324
Goldman Sachs International Small Cap Insights Fund	8,476,945	2,280,261	(1,310,890)	252,304	1,099,634	10,798,254	326,587	66,441
Goldman Sachs Local Emerging Markets Debt Fund	3,533	—	(3,672)	138	1	—	14	—

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2014

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Underlying Funds	Market Value 08/31/2013	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 08/31/2014	Dividend Income	Capital Gain Distributions
Goldman Sachs MLP Energy Infrastructure Fund	16,493,236	4,321,967	(4,238,739)	589,677	4,447,565	21,613,706	807,383	—
Goldman Sachs Small Cap Equity Insights Fund	23,645,983	6,282,489	(2,775,800)	791,740	3,192,356	31,136,768	304,425	—
Goldman Sachs U.S. Equity Dividend and Premium Fund	115,855,502	36,101,378	(15,083,064)	1,956,031	12,613,258	151,443,105	3,122,381	5,269,156
Total	$265,960,186	$96,572,954	$(42,813,815)	$4,406,389	$31,140,262	$355,265,976	$8,664,802	$7,910,646

Tax-Advantaged Global Equity
Underlying Funds	Market Value 08/31/2013	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 08/31/2014	Dividend Income	Capital Gain Distributions
Goldman Sachs Core Fixed Income Fund	$22,411	$664	$—	$—	$730	$23,805	$662	$—
Goldman Sachs Emerging Markets Equity Insights Fund	55,440,804	32,422,579	(4,316,203)	64,280	13,225,355	96,836,815	901,377	—
Goldman Sachs High Yield Floating Rate Fund	13,729,890	57,631,398	(1,175,121)	(6,274)	(373,897)	69,805,996	1,737,388	31,317
Goldman Sachs High Yield Fund	27,514,915	12,476,770	(16,950,390)	1,615,267	(1,750,729)	22,905,833	1,433,562	1,130,711
Goldman Sachs International Small Cap Insights Fund	22,819,532	11,133,713	(2,351,507)	506,667	3,139,953	35,248,358	845,518	172,012
Goldman Sachs International Tax-Managed Equity Fund	165,433,343	88,208,164	(9,489,983)	1,486,745	24,401,379	270,039,648	4,351,085	—
Goldman Sachs Local Emerging Markets Debt Fund	9,020	—	(9,376)	353	3	—	35	—
Goldman Sachs MLP Energy Infrastructure Fund	42,042,665	22,751,089	(7,885,758)	1,329,030	13,533,715	71,770,741	2,411,772	—
Goldman Sachs U.S. Tax-Managed Equity Fund	363,681,601	175,712,481	(41,081,659)	13,490,887	91,061,444	602,864,754	3,968,532	5,124,962
Total	$690,694,181	$400,336,858	$(83,259,997)	$18,486,955	$143,237,953	$1,169,495,950	$15,649,931	$6,459,002

*	Includes reinvestment of distributions.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of August 31, 2014, the following Goldman Sachs Fund of Funds Portfolios were beneficial owners of 5% or more of total outstanding shares of the following Funds:

Underlying Funds	Enhanced Dividend Global Equity	Tax Advantaged Global Equity
Goldman Sachs Emerging Markets Equity Insights	—%	12%
Goldman Sachs International Equity Dividend and Premium	17	—
Goldman Sachs Small Cap Equity Insights	15	—
Goldman Sachs International Tax-Managed Equity	—	88
Goldman Sachs U.S. Tax-Managed Equity	—	86
Goldman Sachs U.S. Equity Dividend and Premium	11	—

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2014 were as follows:

Portfolio	Purchases	Sales
Enhanced Dividend Global Equity	$99,974,771	$45,969,607
Tax-Advantaged Global Equity	418,905,535	90,050,975

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2014 was as follows:

	Enhanced Dividend Global Equity	Tax-Advantaged Global Equity
Distributions paid from:
Ordinary income	$10,480,937	$19,296,101
Net long-term capital gains	9,430,401	14,252,801
Total taxable distributions	$19,911,338	$33,548,902

The tax character of distributions paid during the fiscal year ended August 31, 2013 was as follows:

	Enhanced Dividend Global Equity	Tax-Advantaged Global Equity
Distributions paid from:
Ordinary income	$7,473,447	$10,887,518
Net long-term capital gains	1,691,692	—
Total taxable distributions	$9,165,139	$10,887,518

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2014

7. TAX INFORMATION (continued)

As of August 31, 2014, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Enhanced Dividend Global Equity	Tax-Advantaged Global Equity
Undistributed ordinary income — net	$1,455,090	$2,790,904
Undistributed long-term capital gains	10,769,115	23,008,920
Total undistributed earnings	$12,224,205	$25,799,824
Timing differences (Qualified Late Year Loss Deferrals)	(114,692)	(610,854)
Unrealized gains — net	59,873,499	287,568,699
Total accumulated earnings	$71,983,012	$312,757,669

As of August 31, 2014, the Portfolios’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Enhanced Dividend Global Equity	Tax-Advantaged Global Equity
Tax cost	$309,217,492	$928,946,448
Gross unrealized gain	71,303,438	302,696,503
Gross unrealized loss	(11,814,580)	(16,386,857)
Net unrealized security gain	$59,488,858	$286,309,646
Net unrealized gain on other investments	384,641	1,259,053
Net unrealized gain	$59,873,499	$287,568,699

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures and options contracts, net mark to market gains/(losses) on foreign currency contracts, and differences in the tax treatment of underlying fund investments.

In order to present certain components of the Portfolios’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Portfolios’ accounts. These reclassifications have no impact on the net asset value of the Portfolios and result primarily from dividend redesignations, and differences in the tax treatment of foreign currency transactions, and underlying fund investments.

	Accumulated Net Realized Gains (Loss)	Undistributed Net Investment Income (Loss)
Enhanced Dividend Global Equity	$(1,764,133)	$1,764,133
Tax-Advantaged Global Equity	(99,320)	99,320

GSAM has reviewed the Portfolios’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

8. OTHER RISKS

The Portfolios’ risks include, but are not limited to, the following:

Investments in the Underlying Funds — The Portfolios invest primarily in a combination of Underlying Funds, and are subject to the risk factors associated with the investments of those Underlying Funds in direct proportion to the amount of assets allocated to each. As of August 31, 2014, the Enhanced Dividend Global Equity Portfolio invested 40.5% and 22.2% of its net assets in the Goldman Sachs U.S. Equity Dividend and Premium Fund (the “U.S. Equity Dividend and Premium Fund”) and the Goldman Sachs International Equity Dividend and Premium Fund (the “International Equity Dividend and Premium Fund”), respectively. Because of the high concentration of its assets in these Underlying Funds, the Enhanced Dividend Global Equity Portfolio has greater exposure to the risks associated with these Underlying Funds than it does to the risks associated with the other Underlying Funds in which it invests. The U.S. Equity Dividend and Premium Fund invests primarily in dividend paying equity investments in large-capitalization U.S. equity issuers, with public stock market capitalizations within the range of the market capitalization of the S&P 500 at the time of investment. This Underlying Fund expects that, under normal circumstances, it will write call options on the S&P 500 Index or related exchange-traded funds in an amount that is between 25% and 75% of the value of its portfolio. The International Equity Dividend and Premium Fund invests primarily in dividend-paying equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States with public stock market capitalizations within the range of capitalization of the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index (“MSCI EAFE Index”) at the time of investment. This Underlying Fund expects that, under normal circumstances, it will write call options on the MSCI EAFE Index, other national or regional stock market indices or related exchange-traded funds in an amount that is between 25% and 75% of the value of its portfolio.

As of August 31, 2014, the Tax-Advantaged Global Equity Portfolio invested 48.9% and 21.9% of its net assets in the Goldman Sachs U.S. Tax-Managed Equity Fund (the “U.S. Tax-Managed Equity Fund”) and the Goldman Sachs International Tax-Managed Equity Fund (the “International Tax-Managed Equity Fund”), respectively. Because of the high concentration of its assets in these Underlying Funds, the Tax-Advantaged Global Equity Portfolio has greater exposure to the risks associated with these Underlying Funds than it does to the risks associated with the other Underlying Funds in which it invests. The U.S. Tax-Managed Equity Fund invests in a broadly diversified portfolio of equity investments in U.S. issuers, including foreign issuers that are traded in the United States. This Underlying Fund will seek to maintain risk, style, capitalization and industry characteristics similar to the Russell 3000 Index. The International Tax-Managed Equity Fund invests primarily in international equity securities. This Underlying Fund will seek to maintain risk, style, capitalization and industry characteristics similar to the MSCI EAFE Index. The investment adviser may seek tax-efficiency by offsetting gains and losses, limiting portfolio turnover or selling high tax basis securities for both Underlying Funds.

The Portfolios do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Portfolios within their principal investment strategies may represent a significant portion of an Underlying Fund’s net assets.

Large Shareholder Transactions Risk — A Portfolio or an Underlying Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Portfolio or an Underlying Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Portfolio or an Underlying Fund. Such large shareholder redemptions may cause a Portfolio or an Underlying Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s or the Underlying Fund’s NAV and liquidity. Similarly, large Portfolio or Underlying Fund share purchases may adversely affect a Portfolio’s or an Underlying Fund’s performance to the extent that the Portfolio or the Underlying Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Portfolio’s or an Underlying Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the expense ratio of the Portfolio or the Underlying Fund.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2014

8. OTHER RISKS (continued)

Liquidity Risk — The Underlying Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Portfolio may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Portfolios and the Underlying Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Portfolios and the Underlying Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolios and the Underlying Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Portfolios and the Underlying Funds invest. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Portfolios and the Underlying Funds have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Portfolios and the Underlying Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Enhanced Dividend Global Equity Portfolio

	For the Fiscal Year Ended August 31, 2014		For the Fiscal Year Ended August 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	6,351	$70,389	562,321	$5,573,889
Reinvestment of distributions	878	9,749	382,300	3,752,192
Shares redeemed	(1,158)	(13,306)	(14,020,410)	(145,593,815)
	6,071	66,832	(13,075,789)	(136,267,734)
Institutional Shares
Shares sold	6,670,280	75,425,811	20,334,658	212,865,774
Reinvestment of distributions	1,733,576	19,319,455	477,280	4,849,132
Shares redeemed	(3,579,364)	(40,603,916)	(1,953,672)	(20,585,894)
	4,824,492	54,141,350	18,858,266	197,129,012
NET INCREASE	4,830,563	$54,208,182	5,782,477	$60,861,278

Share activity is as follows:

	Tax-Advantaged Global Equity Portfolio

	For the Fiscal Year Ended August 31, 2014		For the Fiscal Year Ended August 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	— (a)	$5	1,315,763	$13,291,684
Reinvestment of distributions	1,458	17,701	497,466	4,964,658
Shares redeemed	(40,326)	(512,579)	(26,703,974)	(290,291,877)
	(38,868)	(494,873)	(24,890,745)	(272,035,535)
Institutional Shares
Shares sold	30,406,848	386,507,011	47,953,388	523,665,556
Reinvestment of distributions	2,639,043	32,469,728	465,876	4,670,878
Shares redeemed	(6,543,993)	(82,873,598)	(4,471,035)	(48,519,578)
	26,501,898	336,103,141	43,948,229	479,816,856
NET INCREASE	26,463,030	$335,608,268	19,057,484	$207,781,321

(a)	Amount is less than 0.5 shares.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Trust — Goldman Sachs Global Tax-Aware Equity Portfolios:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Enhanced Dividend Global Equity Portfolio and Goldman Sachs Tax-Advantaged Global Equity Portfolio (collectively the “Portfolios”), portfolios of Goldman Sachs Trust, at August 31, 2014, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the transfer agent, custodian, and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 21, 2014

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Portfolio Expenses — Six Month Period Ended August 31, 2014 (Unaudited)

As a shareholder of Class A or Institutional Shares of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A Shares); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A and Institutional Shares of the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2014 through August 31, 2014.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees and do not include expenses of Underlying Funds in which the Portfolios invest. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Enhanced Dividend Global Equity Portfolio				Tax-Advantaged Global Equity Portfolio
Share Class	Beginning Account Value 3/01/14	Ending Account Value 8/31/14		Expenses Paid for the 6 Months Ended 8/31/14*	Beginning Account Value 3/01/14	Ending Account Value 8/31/14		Expenses Paid for the 6 Months Ended 8/31/14*
Class A
Actual	$1,000	$1,060.30		$3.12	$1,000	$1,058.80		$3.11
Hypothetical 5% return	1,000	1,022.18	+	3.06	1,000	1,022.18	+	3.06
Institutional
Actual	1,000	1,062.00		1.04	1,000	1,060.60		1.04
Hypothetical 5% return	1,000	1,024.20	+	1.02	1,000	1,024.20	+	1.02

*	Expenses are calculated using each Portfolio’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2014. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Portfolio	Class A	Institutional
Enhanced Dividend Global Equity	0.60%	0.20%
Tax-Advantaged Global Equity	0.60	0.20

+	Hypothetical expenses are based on each Portfolio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Enhanced Dividend Global Equity Portfolio and Goldman Sachs Tax-Advantaged Global Equity Portfolio (the “Portfolios”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Portfolios at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Portfolios.

The Management Agreement was most recently approved for continuation until June 30, 2015 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 11-12, 2014 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Portfolios and the underlying funds in which they invest (the “Underlying Funds”) by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Portfolios and Underlying Funds, including comparisons to the performance of groups of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and benchmark performance indices, and general investment outlooks in the markets in which the Portfolios and Underlying Funds invest;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Portfolios;
(d)	expense information for the Portfolios, including:

(i)	the relative management fee and expense levels of each Portfolio as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider; and
(ii)	each Portfolio’s expense trends over time;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Portfolios;
(f)	the undertakings of the Investment Adviser to limit certain expenses of the Portfolios and the Underlying Funds that exceed specified levels;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each Portfolio and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether each Portfolio’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolios and/or the Underlying Funds, including the fees received by the Investment Adviser’s affiliates from the Portfolios and/or the Underlying Funds for transfer agency, securities lending, portfolio trading, distribution and other services;

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of potential benefits derived by the Portfolios and/or the Underlying Funds as a result of their relationship with the Investment Adviser;
(k)	with respect to the applicable Underlying Funds, information regarding commissions paid by the Underlying Equity Funds and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	portfolio manager ownership of Portfolio shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Portfolios and the Underlying Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Portfolios’ compliance program; and periodic compliance reports.

The Trustees also received an overview of the Portfolios’ distribution arrangements. They received information regarding the Portfolios’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Portfolios. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Portfolio shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Portfolios and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Portfolios. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Portfolio investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided to the Portfolios and the Underlying Funds by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Portfolios and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Portfolios, the Underlying Funds, and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Portfolios and the Underlying Funds. In this regard, they compared the investment performance of each Portfolio to its peers using rankings compiled by the Outside Data Provider as of December 31, 2013. The information on each Portfolio’s investment performance was provided for the one-, three-, and five-year periods ending on December 31, 2013. The Trustees also reviewed each Portfolio’s investment performance over time (including on a year-by-year basis) relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Portfolios over time, and reviewed the investment performance of each Portfolio in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Portfolio performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Portfolios’ risk profiles, and how the Investment Adviser’s approach to

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

risk monitoring and management influences portfolio management. They noted the efforts of the Portfolios’ portfolio management team to enhance the investment models used in managing the Underlying Funds.

The Trustees observed that the Tax-Advantaged Global Equity Portfolio’s Class A Shares had outperformed the Portfolio’s benchmark index for the one-, three-, and five-year periods ended March 31, 2014, and that the Enhanced Dividend Global Equity Portfolio’s Class A Shares had outperformed the Portfolio’s benchmark index for the three- and five-year periods and underperformed for the one-year period ended March 31, 2014.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Portfolio thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Portfolios, which included both advisory and administrative services that were directed to the needs and operations of the Portfolios as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Portfolios. The analyses provided a comparison of the Portfolios’ management fees to those of relevant peer groups and category universes; an expense analysis which compared each Portfolio’s overall net and gross expenses to a peer group and a category universe; and a five-year history comparing each Portfolio’s net expenses to the peer and category medians. The analyses also compared each Portfolio’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Portfolios.

In addition, the Trustees considered the Investment Adviser’s undertakings to limit certain expenses of the Portfolios and the Underlying Funds that exceed specified levels, and to waive a portion of its management fee with respect to certain Underlying Funds. They also noted that the Investment Adviser did not manage institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Portfolios, and therefore this type of fee comparison was not possible.

In addition, the Trustees noted that shareholders are able to redeem their Portfolio shares at any time if shareholders believe that the Portfolio fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Portfolios. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Portfolio and by function (i.e., investment management, transfer agency and distribution and service) and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and each Portfolio were provided for 2013 and 2012, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees noted that, although the Portfolios themselves do not have breakpoints in their management fee schedules, any benefits of the breakpoints in the management fee schedules of certain Underlying Funds, when reached, would pass through to the shareholders in the Portfolios at the specified asset levels. The Trustees considered the amounts of assets in the Portfolios; the Portfolios’ recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; information comparing the fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to limit certain expenses of the Portfolios and Underlying Funds that exceed specified levels. They also considered the services provided to the Portfolios under the Management Agreement and the fees and expenses borne by the Underlying Funds, and determined that the management fees payable by the Portfolios were not duplicative of the management fees paid at the Underlying Fund level.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolios and/or the Underlying Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of various Underlying Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of various Underlying Funds; (d) trading efficiencies resulting from aggregation of orders of the Underlying Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent for various Underlying Funds (and fees earned by the Investment Adviser for managing the fund in which the Underlying Funds’ cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Portfolios on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Portfolio shareholders; (h) Goldman Sachs’ retention of certain fees as Distributor of the Portfolios; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Portfolios and Underlying Funds; and (j) the possibility that the working relationship between the Investment Adviser and the Portfolios’ and Underlying Funds’ third party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits. They also considered the benefits to GSAL and the Investment Adviser from the securities lending program and observed that, although the benefits to GSAL and the Investment Adviser were meaningful, the benefits to those Underlying Funds that participated in the program were greater, as measured by the revenue they received in connection with the program.

Other Benefits to the Portfolios and Their Shareholders

The Trustees also noted that the Portfolios and/or the Underlying Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Underlying Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) with respect to the Underlying Funds, enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) with respect to various Underlying Funds, the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Portfolios and the Underlying Funds because of the reputation of the Goldman Sachs organization; (g) the Portfolios’ and Underlying Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Portfolios’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Portfolios’ shareholders invested in the Portfolios in part because of the Portfolios’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Portfolios were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Portfolio’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Portfolio and its shareholders and that the Management Agreement should be approved and continued with respect to each Portfolio until June 30, 2015.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 72	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	112	None
John P. Coblentz, Jr. Age: 73	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	112	None
Diana M. Daniels Age: 65	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Joseph P. LoRusso Age: 57	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	108	None
Herbert J. Markley Age: 64	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009), and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Jessica Palmer Age: 65	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	108	None
Richard P. Strubel Age: 75	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); and Director, Gildan Activewear Inc. (a clothing marketing and manufacturing company) (2000-2014). He serves as Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	106	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees)
Roy W. Templin Age: 54	Trustee	Since 2013	Mr. Templin is retired. He is Chairman of the Board of Directors, Con-Way Incorporated (2012-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex	108	Con-Way Incorporated (a transportation, supply-chain management and logistics services company)

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Interested Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 51	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).	111	None
Alan A. Shuch* Age: 64	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	108	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2014.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years, subject to a waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex consists of the Trust, Goldman Sachs Credit Strategies Fund (“GSCSF”), and Goldman Sachs Variable Insurance Trust (“GSVIT”). As of August 31, 2014, the Trust consisted of 93 portfolios (87 of which offered shares to the public); GSVIT consisted of 14 portfolios and GSCSF consisted of one portfolio. The Goldman Sachs Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz and Strubel, Goldman Sachs Trust II (“GST II”), Goldman Sachs BDC. Inc. (“GSBDC”), Goldman Sachs MLP Income Opportunities Fund (“GSMLP”) and Goldman Sachs MLP and Energy Renaissance Fund (“GSMER”) and with respect to Mr. McNamara, GSTII, GSMLP and GSMER. GSTII, GSBDC, GSMLP and GSMER each consisted of one portfolio. As of August 31, 2014, GSBDC had not offered shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Portfolios’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 51	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline Kraus 200 West Street New York, NY 10282 Age: 37	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges-LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present) and Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 42	Principal Financial Officer, Senior Vice President and Treasurer	Since 2009 (Principal Financial Officer since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present);

Treasurer — Goldman Sachs Fund Complex (October 2009-Present);

Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of August 31, 2014.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Portfolios’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Trust — Global Tax-Aware Equity Portfolios - Tax Information (Unaudited)

For the fiscal year ended August 31, 2014, 48.35%, and 36.66% of the dividends paid from net investment company taxable income by the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios, respectively, qualify for the dividends received deduction available to corporations.

From distributions paid during the fiscal year ended August 31, 2014, the total amount of income received by the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios from sources within foreign countries and possessions of the United States was $0.0218 and $0.0592 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios was 5.53%, and 19.27%, respectively. The total amount of taxes paid by the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios to such countries was $0.0101, and $0.0068 per share, respectively.

For the fiscal year ended August 31, 2014, the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios designate 97.27% and 49.21%, respectively, of the dividends paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios designate $9,430,401 and $14,252,801, respectively, or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended August 31, 2014.

During the fiscal year ended August 31, 2014, the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios designate $2,170,616 and $7,712,705, respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $999.2 billion in assets under supervision as of September 30, 2014, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Bond Fund[2]
■	Global Income Fund
■	Strategic Income Fund
■	World Bond Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund[3]
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund[4]
■	International Tax-Managed Equity Fund[4]
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund[5]
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund

Select Satellite6

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Tactical Tilt Implementation Fund

Total Portfolio Solutions6

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax-Advantaged Global Equity Portfolio
[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective on October 1, 2014, the Goldman Sachs Core Plus Fixed Income Fund was renamed the Goldman Sachs Bond Fund.
[3]	Effective at the close of business on March 21, 2014, the Goldman Sachs Credit Strategies Fund was reorganized with and into the Goldman Sachs Long Short Credit Strategies Fund.
[4]	Effective on April 30, 2014, the Goldman Sachs Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds were renamed the Goldman Sachs U.S. Tax-Managed Equity and International Tax-Managed Equity Funds, respectively.
[5]	Effective at the close of business on February 28, 2014, the Goldman Sachs Concentrated International Equity Fund was renamed the Goldman Sachs Focused International Equity Fund.
[6]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

*This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso Herbert J. Markley James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel Roy W. Templin	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

The reports concerning the Portfolios included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolios. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Portfolios file their complete schedule of Portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Form N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Portfolios’ first and third fiscal quarters. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman, Sachs & Co. (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Holdings and allocations shown are as of August 31, 2014 and may not be representative of future investments. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2014 Goldman Sachs. All rights reserved. 142416.MF.MED.TMPL/10/2014/TAGEDGAR-14/1.7k

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2014	2013	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$4,269,524	$3,372,161	Financial Statement audits.

Audit-Related Fees:

• PwC	$0	$2,340	Other attest services.

Tax Fees:

• PwC	$939,217	$816,858	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2014	2013	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,486,420	$1,516,680	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended August 31, 2014 and August 31, 2013 were approximately $939,217 and $819,198 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2013 and December 31, 2012 were approximately $9.8 million and $10.0 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2013 and 2012 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	May 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	May 8, 2015

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	May 8, 2015